UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2026

Corebridge Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41504	95-4715639
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2919 Allen Parkway, Woodson Tower,
Houston, Texas	77019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-877-375-2422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBG	New York Stock Exchange
6.375% Junior Subordinated Notes	CRBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, on March 26, 2026, Corebridge Financial, Inc., a Delaware corporation (the “Company” or “Corebridge”), entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”) with Equitable Holdings, Inc., a Delaware corporation (“Equitable”), Mountain Holding, Inc., a newly formed Delaware corporation and a wholly-owned subsidiary of Corebridge (“New Equitable”), Palisade Holding, Inc., a newly formed Delaware corporation and a wholly-owned subsidiary of New Equitable (“Corebridge Merger Sub”), and Marcy Holding, Inc., a newly formed Delaware corporation and a wholly-owned subsidiary of New Equitable (“Equitable Merger Sub”), providing for, among other things, on the terms and subject to the conditions therein, (a) the merger of Corebridge Merger Sub with and into Corebridge, with Corebridge surviving such merger as a wholly-owned subsidiary of New Equitable (the “Corebridge Merger”), (b) immediately following the consummation of the Corebridge Merger, Equitable Merger Sub merging with and into Equitable, with Equitable surviving such merger as a wholly-owned subsidiary of New Equitable (the “Equitable Merger” and, together with the Corebridge Merger, the “Mergers”), and (c) as of the closing of the Mergers, changing the name of New Equitable from “Mountain Holding, Inc.” to “Equitable Holdings, Inc.”

In connection with the Mergers, New Equitable filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 5, 2026, and subsequently amended prior to effectiveness, a Registration Statement on Form S-4 (File No. 333-295565) to register the shares of New Equitable common stock to be issued in connection with the Mergers (as amended, the “Registration Statement”). The Registration Statement includes a joint proxy statement of Corebridge and Equitable that also constitutes a prospectus of New Equitable. The Registration Statement was declared effective by the SEC on June 23, 2026, and the definitive joint proxy statement/prospectus has been mailed to the stockholders of each of Corebridge and Equitable. Corebridge is filing this Current Report on Form 8-K to update and supplement the definitive joint proxy statement/prospectus.

Each of Corebridge and Equitable will hold a special meeting of its stockholders on July 30, 2026 in connection with the Mergers, as further described in the definitive joint proxy statement/prospectus.

On July 8, 2026, a purported stockholder of Corebridge filed a complaint against Corebridge and the Corebridge board of directors (the “Johnson Complaint”). The Johnson Complaint, captioned Johnson v. Corebridge Financial, Inc., et al., Index No. 654041/2026 (N.Y. Sup. Ct.), asserts that the definitive joint proxy statement/prospectus omitted material information in violation of New York common law. Also on July 8, 2026, a purported stockholder of Corebridge filed a complaint against Corebridge and the Corebridge board of directors (the “Clark Complaint”). The Clark Complaint, captioned Clark v. Corebridge Financial, Inc., et al., Index No. 654070/2026 (N.Y. Sup. Ct.), similarly asserts the definitive joint proxy statement/prospectus omitted material information in violation of New York common law. On July 10, 2026, a purported stockholder of Corebridge filed a complaint against Corebridge, the Corebridge board of directors, Equitable and New Equitable (the “Lacoff Complaint” and, together with the Johnson Complaint and the Clark Complaint, the “Complaints”). The Lacoff Complaint, captioned Lacoff v. Bousa, et al., No. SOM-C-012045-26 (N.J. Super. Ct.), asserts the definitive joint proxy statement/prospectus omitted material information in violation of New Jersey common law. The Complaints seek, among other things, injunctions against the stockholder vote and/or the consummation of the Mergers, rescission of the Mergers in the event the Mergers are consummated and/or awarding rescissory damages, an order requiring that corrective disclosures be made, and an award of costs, including reasonable attorneys’ and experts’ fees.

In addition, each of Corebridge and Equitable has received certain ordinary course demand letters from purported stockholders of Corebridge and Equitable, respectively, generally alleging omissions or misstatements in the disclosures in the definitive joint proxy statement/prospectus and requesting that Corebridge and Equitable, respectively, ﬁle corrective disclosures prior to the special meetings of Corebridge and Equitable stockholders (the demand letters are collectively referred to as the “Stockholder Letters”).

While Corebridge believes that the disclosures in the definitive joint proxy statement/prospectus comply with all applicable laws and denies the allegations in the Complaints and Stockholder Letters described above and believe they are without merit, in order to moot the allegations, and any potential claims, regarding disclosures, avoid nuisance and possible expense and business delays, and provide additional information to its stockholders, Corebridge has determined voluntarily to supplement certain disclosures in the definitive joint proxy statement/prospectus related to the Complaints’ and Stockholder Letters’ allegations with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures should be deemed an admission of the legal merit, necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Corebridge specifically denies all allegations in the Complaints and Stockholder Letters that any additional disclosure was or is required or material.

It is possible that additional, similar complaints may be ﬁled, that the complaints described above may be amended or that additional demand letters will be received by Corebridge and/or Equitable. If this occurs, Corebridge does not intend to announce the ﬁling or receipt of each additional, similar complaint or demand letter or any amended complaint unless required by law.

The board of directors of Corebridge continues to unanimously recommend that Corebridge stockholders vote “FOR” the Corebridge Merger Agreement Proposal, “FOR” the Corebridge Advisory Compensation Proposal, “FOR” the Corebridge ESPP Proposal and “FOR” the Corebridge Adjournment Proposal, each as defined and described in the definitive joint proxy statement/prospectus.

SUPPLEMENTAL DISCLOSURES

The Supplemental Disclosures should be read in conjunction with the definitive joint proxy statement/prospectus, which should be read in its entirety. Defined terms used in the Supplemental Disclosures that are not defined herein have the meanings set forth in the definitive joint proxy statement/prospectus. All page references in the Supplemental Disclosures are to pages in the definitive joint proxy statement/prospectus. Paragraph references in the Supplemental Disclosures refer to paragraphs in the definitive joint proxy statement/prospectus before any additions or deletions resulting from the Supplemental Disclosures. The information herein speaks only as of July 21, 2026, unless (and then only to the extent) the information indicates another date applies. For clarity, new text within restated portions of the definitive joint proxy statement/prospectus is indicated by bold typeface and underlining, and deleted passages are indicated by ~~bold strikethrough text~~.

1.
The disclosure in the section of the definitive joint proxy statement/prospectus entitled “Summary” is amended by adding a full paragraph on page 41 after the section entitled “Summary—The New Nippon Life Registration Rights Agreement” to read in its entirety as follows:

The New Blackstone Stockholders Agreement

New Equitable intends to enter into a new stockholders agreement with Argon Holdco LLC, a subsidiary of Blackstone, Inc. (the “New Blackstone Stockholders Agreement”), pursuant to which, among other things, (a) Blackstone will be entitled to appoint one director to the New Equitable board of directors, (b) Blackstone’s consent will be required for certain fundamental actions of New Equitable, (c) Blackstone will agree to certain customary “standstill” provisions in respect of New Equitable for a limited period of time and (d) Blackstone will receive certain information rights from New Equitable. The terms and conditions of the New Blackstone Stockholders Agreement are intended to be substantially similar to the terms and conditions of the existing Stockholders Agreement, dated as of November 2, 2021, among Argon Holdco LLC, Corebridge and American International Group, Inc.

2.
The disclosure in the section of the definitive joint proxy statement/prospectus entitled “The Mergers—Background of the Mergers” is amended by modifying the fourth full paragraph on page 90 to read in its entirety as follows:

On February 24, 2026, Mr. Costantini and Mr. Pearson further discussed governance terms, including that (i) the combined company would be led by Mr. Costantini as Chief Executive Officer and Mr. Pearson as Executive Chair, with Messrs. Pearson and Costantini to further discuss the details of their respective roles, (ii) the combined company board of directors would have 14 directors, with an equal number of directors from each of Corebridge and Equitable, (iii) the board of directors of the combined company would include a four-person executive committee comprised of two directors designated by each of Corebridge and Equitable, (iv) Mr. Raju and Mr. Hurd would serve as Chief Financial Officer and Chief Operating Officer, respectively, of the combined company, (v) Ms. Polly Klane, General Counsel and Chief Legal Officer of Corebridge, would serve as the General Counsel and Chief Legal Officer of the combined company and (vi) approaches to AllianceBernstein governance and ensuring that AllianceBernstein would benefit and grow as a result of the potential merger. Throughout their discussions, the parties did not discuss the terms or conditions of employment, compensation or incentive pay of any of Corebridge’s or Equitable’s executive officers, including those who are anticipated to serve as executive officers of New Equitable after the Mergers, and, as of the date hereof, no new agreements, arrangements or understandings regarding such terms and conditions have been negotiated or entered into (see the sections of this joint proxy statement/prospectus titled “The Mergers—Interests of Corebridge Directors and Executive Officers in the Mergers—New Equitable Employment Agreements” and “The Mergers—Interests of Equitable Directors and Executive Officers in the Mergers—New Equitable Employment Agreements” beginning on pages 141 and 149, respectively).

3.
The disclosure in the section of the definitive joint proxy statement/prospectus entitled “The Mergers—Background of the Mergers” is amended by modifying the eighth full paragraph on page 94 to read in its entirety as follows:

On March 21, 2026, Mr. Costantini provided the Corebridge board of directors with a summary and update of the March 20, 2026 discussions with Mr. Pearson, and Mr. Pearson provided the Equitable board of directors with a summary and update of such discussions. Throughout discussions, Messrs. Colberg and Costantini had an ongoing dialogue with Ms. Klane regarding governance matters, and Mr. Pearson and Ms. Lamm-Tennant similarly maintained an ongoing dialogue with Mr. Meyers on the topic.

4.
The disclosure in the section of the definitive joint proxy statement/prospectus entitled “The Mergers—Opinion of Corebridge’s Financial Advisor—Dividend Discount Analysis—Corebridge Dividend Discount Analysis” is amended by modifying the fourth full paragraph on page 115 to read in its entirety as follows:

Morgan Stanley based its analysis on a range of terminal forward multiples of 4.5x to 6.5x (determined by Morgan Stanley in its professional judgment taking into account forward multiples for Corebridge and the Corebridge Selected Companies), to the terminal year 2030 estimated forward earnings and a range of discount rates of 11.4% to 13.4% (determined using the capital asset pricing model taking into account, among other things, a risk free rate, a market risk premium and a U.S. predicted beta, and based on considerations Morgan Stanley deemed relevant in its professional judgment). Utilizing the foregoing range of discount rates and terminal value multiples, Morgan Stanley derived a range of implied present values per share of Corebridge Common Stock (rounded to the nearest $0.05) of $28.25 to $38.45.

5.
The disclosure in the section of the definitive joint proxy statement/prospectus entitled “The Mergers—Opinion of Corebridge’s Financial Advisor—Dividend Discount Analysis—Equitable Dividend Discount Analysis” is amended by modifying the seventh full paragraph on page 115 to read in its entirety as follows:

Morgan Stanley based its analysis on a range of terminal forward multiples of 5.0x to 7.0x (determined by Morgan Stanley in its professional judgment taking into account forward multiples for Equitable and the Equitable Selected Companies) to the terminal year 2030 estimated forward earnings and a range of discount rates of 11.1% to 13.1% (determined using the capital asset pricing model taking into account, among other things, a risk free rate, a market risk premium and a U.S. predicted beta, and based on considerations Morgan Stanley deemed relevant in its professional judgment). Utilizing the foregoing range of discount rates and terminal value multiples, Morgan Stanley derived a range of implied present values per share of Equitable Common Stock (rounded to the nearest $0.05) of $46.30 to $61.65.

6.
The disclosure in the section of the definitive joint proxy statement/prospectus entitled “The Mergers—Opinion of Corebridge’s Financial Advisor—Illustrative Potential Value Creation Analysis” is amended by modifying the fourth full paragraph on page 116 to read in its entirety as follows:

Morgan Stanley reviewed the illustrative potential pro forma value accretion to holders of Corebridge Common Stock by aggregating (i) the fully diluted market capitalization of Corebridge Common Stock of approximately $10.9 billion and the fully diluted market capitalization of Equitable Common Stock of approximately $10.9 billion, in each case, as of March 23, 2026, and (ii) the capitalized value of announced run-rate expense synergies and additional potential expense, revenue and tax synergies, and discounted value of one-time capital and reserve release synergies, in each case, based on estimates provided by Corebridge management, to derive an aggregate implied pro forma equity value of New Equitable. Morgan Stanley then considered the 51% ownership of holders of Corebridge Common Stock in New Equitable based upon the Corebridge Exchange Ratio and Equitable Exchange Ratio. This analysis indicated that the Mergers would be double-digit value accretive to holders of Corebridge Common Stock.

7.
The disclosure in the section of the definitive joint proxy statement/prospectus entitled “The Mergers—Opinion of Equitable’s Financial Advisor—Illustrative Dividend Discount Analysis —Equitable Stand-Alone” is amended by modifying the second full paragraph on page 122 to read in its entirety as follows:

Using discount rates ranging from 11.4% to 12.6%, reflecting estimates of the cost of equity for Equitable, Goldman Sachs derived a range of illustrative equity values for Equitable by discounting to present value as of December 31, 2025 (i) the implied distributions to Equitable stockholders over the period beginning January 1, 2026 through December 31, 2029, calculated using the Equitable Approved Projections and (ii) a range of illustrative terminal values for Equitable as of December 31, 2029, calculated by applying illustrative next twelve months (“NTM”) price to earnings (“P/E”) multiples ranging from 5.00x to 7.25x to an estimate of Equitable’s terminal year net income for the year ended December 31, 2030, of approximately $2,701 million, as reflected in the Equitable Approved Projections. Goldman Sachs derived the range of discount rates by application of the Capital Asset Pricing Model (“CAPM”), which requires certain company-specific inputs, including a beta for the applicable company, as well as certain financial metrics for the United States financial markets generally. To derive illustrative terminal values for Equitable, Goldman Sachs applied illustrative NTM P/E multiples based on its professional judgment and experience, taking into account historical NTM P/E multiples for Equitable.

8.
The disclosure in the section of the definitive joint proxy statement/prospectus entitled “The Mergers—Opinion of Equitable’s Financial Advisor—Illustrative Dividend Discount Analysis —Equitable Stand-Alone” is amended by modifying the third full paragraph on page 122 to read in its entirety as follows:

Goldman Sachs divided the range of illustrative equity values it derived for Equitable by the total number of fully diluted shares outstanding of Equitable Common Stock of approximately 285 million as provided by Equitable management to derive illustrative present values per share of Equitable Common Stock ranging from $45.91 to $61.43.

9.
The disclosure in the section of the definitive joint proxy statement/prospectus entitled “The Mergers—Opinion of Equitable’s Financial Advisor—Illustrative Dividend Discount Analysis —Corebridge Stand-Alone” is amended by modifying the fifth full paragraph on page 122 to read in its entirety as follows:

Using discount rates ranging from 10.8% to 13.2%, reflecting estimates of the cost of equity for Corebridge, Goldman Sachs derived a range of illustrative equity values for Corebridge by discounting to present value as of December 31, 2025 (i) the implied distributions to Corebridge stockholders over the period beginning January 1, 2026 through December 31, 2029, calculated using the Equitable Approved Projections and (ii) a range of illustrative terminal values for Corebridge as of December 31, 2029, calculated by applying illustrative NTM P/E multiples ranging from 4.50x to 6.75x to an estimate of Corebridge’s terminal year net income for the year ended December 31, 2030 of approximately $3,031 million, as reflected in the Equitable Approved Projections. Goldman Sachs derived the range of discount rates by application of the CAPM. To derive illustrative terminal values for Corebridge, Goldman Sachs applied illustrative NTM P/E multiples based on its professional judgment and experience, taking into account historical NTM P/E multiples for Corebridge.

10.
The disclosure in the section of the definitive joint proxy statement/prospectus entitled “The Mergers—Opinion of Equitable’s Financial Advisor—Illustrative Dividend Discount Analysis —Corebridge Stand-Alone” is amended by modifying the sixth full paragraph on page 122 to read in its entirety as follows:

Goldman Sachs divided the range of illustrative equity values it derived for Corebridge by the total number of fully diluted shares outstanding of Corebridge Common Stock of approximately 462 million as provided by Equitable management to derive illustrative present values per share of Corebridge Common Stock ranging from $30.42 to $42.54.

11.
The disclosure in the section of the definitive joint proxy statement/prospectus entitled “The Mergers—Opinion of Equitable’s Financial Advisor—Illustrative Dividend Discount Analysis —New Equitable” is amended by modifying the second full paragraph on page 123 to read in its entirety as follows:

Goldman Sachs derived a range of illustrative equity values of the Equitable Exchange Ratio to be paid per share of Equitable Common Stock by using discount rates ranging from 11.1% to 12.9%, reflecting estimates of the cost of equity for New Equitable on a pro forma basis, to discount to present value as of December 31, 2025 (i) the implied standalone distributions to Equitable stockholders over the period beginning January 1, 2026 through December 31, 2026, calculated using the Equitable Approved Projections, (ii) the implied distributions to New Equitable Common Stockholders on a pro forma basis over the period beginning January 1, 2027 through December 31, 2029, calculated using the Equitable Approved Projections and the Synergies, and (iii) a range of illustrative terminal values for New Equitable on a pro forma basis as of December 31, 2029, calculated by applying illustrative NTM P/E multiples ranging from 4.74x to 6.99x (based on the estimated NTM P/E multiples for each of Equitable and Corebridge on a stand-alone basis blended based on their respective 2027 estimated operating income contributions to the pro forma company) to the estimate of New Equitable’s terminal year net income for the year ended December 31, 2030 of approximately $6,270 million, as reflected in the Equitable Approved Projections and the Synergies. Goldman Sachs derived the range of discount rates by application of the CAPM. To derive illustrative terminal values for New Equitable on a pro forma basis, Goldman Sachs applied illustrative NTM P/E multiples based on its professional judgment and experience, taking into account historical NTM P/E multiples for Equitable and Corebridge.

12.
The disclosure in the section of the definitive joint proxy statement/prospectus entitled “The Mergers—Opinion of Equitable’s Financial Advisor—Illustrative Dividend Discount Analysis—New Equitable” is amended by modifying the third full paragraph on page 123 to read in its entirety as follows:

Goldman Sachs divided the range of illustrative equity values it derived for New Equitable that is attributable to Equitable stockholders by the total number of fully diluted shares outstanding of Equitable Common Stock of approximately 285 million as provided by Equitable management to derive illustrative present values of the Equitable Exchange Ratio to be paid per share of Equitable Common Stock ranging from $48.61 to $67.30.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K includes statements, which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements, and any related oral statements, can be identified by the use of terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “forecasts,” “intends,” “targets,” “plans,” “estimates,” “anticipates,” “goals,” “guidance,” “formidable,” “preliminary,” “objective,” “continue,” “drive,” “improve,” “superior,” “robust,” “positioned,” “resilient,” “vision,” “potential,” “immediate,” and similar expressions or the negative of those expressions or verbs. We caution you that forward-looking statements are not guarantees of future performance or outcomes. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which may by their nature be inherently uncertain, and some of which may be outside our control. These statements include, but are not limited to, statements about the potential repurchases of shares of common stock, the expected timing and completion of the proposed transaction between the Company and Equitable (the “Proposed Transaction”), the anticipated benefits of the Proposed Transaction, including estimated synergies and projected cost savings, and plans and expectations for the Company, Equitable or their new parent company after completion of the Proposed Transaction.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Key factors include, among others, the ability to repurchase shares (if the Company decides to do so) within the expected timing or at all; the ability to complete the Proposed Transaction on the timeframe or on the terms currently anticipated or at all, including due to a failure to obtain requisite stockholder, stock exchange, regulatory, governmental or other approvals; risks related to difficulties, inabilities or delays in integrating the parties’ businesses; the ability to realize the anticipated benefits of the Proposed Transaction, including estimated run-rate expense synergies and projected cost savings at the times, and to the extent, anticipated, as well as expected operating earnings and cashflow generation; the occurrence of any event, change or other circumstance that could give rise to the right of either or both parties to terminate the merger agreement; the potential impact of the announcement or consummation of the Proposed Transaction on the Company or Equitable’s stock price and on their respective business, contractual and operational relationships (including with regulatory bodies, employees, suppliers, clients and competitors); risks related to business disruptions from the Proposed Transaction that may harm the business or current plans and operations of either or both parties, including diversion of management time from ongoing business operations; the risk that the Proposed Transaction and its announcement could have an adverse effect on the ability of either or both parties to hire and retain key personnel; the parties’ ability to raise debt on favorable terms or at all; the outcome of any legal proceedings that may be instituted against the Company, Equitable, their new parent company or their respective directors; restrictions on the conduct of the Company and Equitable’s respective businesses prior to the closing of the Proposed Transaction and on each of their ability to pursue alternatives to the Proposed Transaction; the possibility that the Proposed Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, or unforeseen or unknown liabilities; the deterioration of economic conditions; geopolitical tensions; the potential impact of a downgrade in the Company or Equitable’s Insurer Financial Strength ratings or credit ratings or of the new parent company of the Company and Equitable following completion of the Proposed Transaction; other factors that may affect future results of the Company and Equitable; and management’s response to any of the aforementioned factors.

The foregoing list of factors is not exhaustive. You should carefully consider these factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement and other documents filed or furnished by the Company and Equitable from time to time with the SEC, including their Annual Reports on Form 10-K for the year ended December 31, 2025 and Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2026. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements. There may be additional risks that neither the Company nor Equitable presently know or that the Company and Equitable currently believe are immaterial that could also cause actual events and results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company and Equitable’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company and Equitable anticipate that subsequent events and developments will cause the Company and Equitable’s assessments to change. While the Company and Equitable may elect to update these forward-looking statements at some point in the future, the Company and Equitable specifically disclaim any obligation to do so, unless required by applicable law. Neither the Company nor Equitable gives any assurance that the Company, Equitable or their new parent company will achieve the results or other matters set forth in the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or in a transaction exempt from the registration requirements of the Securities Act.

Important Information and Where to Find It

This Current Report on Form 8-K relates to the Proposed Transaction, which is the subject of a Registration Statement on Form S-4 filed by New Equitable with the SEC. The Registration Statement includes a joint proxy statement of the Company and Equitable that also constitutes a prospectus of New Equitable. The Registration Statement was declared effective by the SEC on June 23, 2026, and New Equitable filed a prospectus with the SEC on June 23, 2026. The Company and Equitable commenced mailing to their respective stockholders on or about June 23, 2026. The Company, Equitable and New Equitable may also file with or furnish to the SEC other relevant documents regarding the Proposed Transaction. This Current Report on Form 8-K is not a substitute for the Registration Statement that New Equitable has filed with the SEC or any other documents that have been or may be sent to the Company’s stockholders or Equitable’s stockholders in connection with the Proposed Transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH, OR FURNISHED TO, THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, EQUITABLE, NEW EQUITABLE, THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by the Company, Equitable or New Equitable through the website maintained by the SEC at http://www.sec.gov. Investors and security holders may obtain free copies of documents filed with the SEC by the Company at its website, https://www.corebridgefinancial.com, or by Equitable at its website, https://equitableholdings.com (information included on or accessible through either of the Company or Equitable’s website is not incorporated by reference into this Current Report on Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corebridge Financial, Inc.

Date:	July 21, 2026	By:	/s/ Jeannette N. Pina
			Name:	Jeannette N. Pina
			Title:	Deputy General Counsel and Corporate Secretary